                               FIRST AMENDMENT OF
                      AMENDED AND RESTATED CREDIT AGREEMENT

        THIS FIRST AMENDMENT OF AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 30, 1999 (this "Amendment"), is by and among Jefferson Smurfit Corporation (U.S.), a Delaware corporation (the "Borrower"), Smurfit-Stone Container Corporation, a Delaware corporation ("SSCC"), JSCE, Inc., a Delaware corporation ("JSCE") the undersigned financial institutions, including The Chase Manhattan Bank ("Chase") and Bankers Trust Company ("BTCo"), in their capacities as lenders (collectively, the "Lenders," and each individually, a "Lender"), BTCo and Chase, as senior managing agents (in such capacity, the "Senior Managing Agents"), and Chase, as administrative agent and collateral agent (in such capacities, the "Administrative Agent" and the "Collateral Agent," respectively).

                                    RECITALS:

        A. The Borrower, SSCC, JSCE, the Senior Managing Agents, the Administrative Agent, the Collateral Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of November 18, 1998 (the "Credit Agreement").

        B. The Borrower, SSCC, JSCE, the Senior Managing Agents, the Administrative Agent, the Collateral Agent and the Lenders desire to amend the Credit Agreement on the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

        SECTION 1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given them in the Credit Agreement.

        SECTION 2. Amendments to the Credit Agreement to Permit the Liability Management Transactions. The Credit Agreement is, as of the Effective Date (as defined below), hereby amended as follows:

               (a) Section 1.01 of the Credit Agreement is amended by adding thereto (in alphabetical order) the following defined term:

                      "Liability Management Transactions" means the series of
               transactions described on Schedule 1.01(g) hereto.

and by adding at the end of the definition of "Subsidiary" the parenthetical phrase "(including SCC RMMI and SCC AMMI)".

        Section 1.01 is further amended by adding at the end thereof a new paragraph to read as follows:

                      The following terms are defined in Schedule 1.01(g) to the
               Credit Agreement:

                             "JSC AMMI"
                             "JSC Newco"
                             "JSC Newco Note"
                             "JSC RMMI"
                             "SCC AMMI"
                             "SCC RMMI"
                             "SNC Note"

               (b) Section 7.01 of the Credit Agreement is amended by deleting the word "and" after paragraph (n) thereof; by deleting the period at the end of paragraph (o) thereof and substituting a semicolon therefor; and by adding a new paragraph (p) thereto to read as follows:

                      (p) the assumption by JSC Newco of the liabilities of the
               Borrower related to the Brewton, Alabama mill and the assumption by JSC RMMI and JSC AMMI of post-retirement medical liabilities and active medical liabilities, respectively, of the Borrower, in each case pursuant to the Liability Management Transactions; and

               (c) Section 7.04 of the Credit Agreement is amended by deleting "[Intentionally Omitted]" from paragraph (e) thereof and substituting therefor the following:

                      (i) loans or advances evidenced by the SNC Note and the
               JSC Newco Note pursuant to the Liability Management Transactions, provided that such notes are unsecured and otherwise in form and substance satisfactory to the Senior Managing Agents, and it being agreed that the SNC Note and JSC Newco Note will not be required to be pledged to the Collateral Agent as Collateral;
               (ii) loans or advances made by the Borrower to JSC RMMI and JSC AMMI on a revolving credit basis pursuant to the Liability Management Transactions, provided that such loans are unsecured and incurred pursuant to a revolving credit agreement, notes and other documentation in form and substance satisfactory to the Senior Managing Agents and that such notes are delivered to the Collateral Agent and pledged by the Borrower to the Collateral Agent for the benefit of the Secured Parties pursuant to the Pledge Agreement; (iii) the Investment by the Borrower in the Class C Voting Preferred Stock of JSC RMMI and JSC AMMI and the contribution of the SNC Note and the JSC Newco Note to JSC RMMI and JSC AMMI, respectively, pursuant to the Liability Management Transactions; (iv) the





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

               Investment by SSCC in the Class B Non-Voting Preferred Stock of JSC RMMI and JSC AMMI pursuant to the Liability Management Transactions; (v) the Investment by JSCE in the Class A Common Stock of JSC RMMI and JSC AMMI pursuant to the Liability Management Transactions; and (vi) additional capital contributions to JSC RMMI and JSC AMMI pursuant to the stockholders' agreements contemplated by the Liability Management Transactions, provided that such stockholders' agreements are in form and substance satisfactory to the Senior Managing Agents.

               (d) Section 7.05 of the Credit Agreement is amended by deleting the word "and" after paragraph (d) thereof; by deleting the period at the end of paragraph (e) thereof, substituting a semicolon therefor and adding the word "and" thereafter; and by adding a new paragraph (f) thereto to read as follows:

                      (f) the Borrower may contribute the properties and assets
               (other than the real property and any IRB-secured property) of the Brewton, Alabama mill, and may lease the real property and IRB-secured property of the Brewton, Alabama mill on a long-term basis and for nominal consideration, to JSC Newco pursuant to the Liability Management Transactions (it being agreed that such contribution and lease may be made or consummated notwithstanding the provisions of any Security Agreement or any Mortgage), provided that (A) the Borrower shall designate JSC Newco as a Material Subsidiary, and the Borrower and JSC Newco shall comply with the applicable provisions of Section 6.10 (except that no leasehold mortgage shall be required with respect to such lease), and (B) such lease is in form and substance satisfactory to the Senior Managing Agents.

               (e) Section 7.06 of the Credit Agreement is amended by adding at the end thereof a new paragraph (e) to read as follows:

                      (e) Notwithstanding the provisions of Section 7.06(a),
               pursuant to the Liability Management Transactions, (i) SNC and JSC Newco may issue the SNC Note and JSC Newco Note, respectively, as dividends to the Borrower; (ii) the Borrower may acquire the Class C Voting Preferred Stock of JSC RMMI and JSC AMMI; and (iii) SSCC may acquire the Class B Non-Voting Preferred Stock of JSC RMMI and JSC AMMI.

               (f) Section 7.11 of the Credit Agreement is amended by deleting from paragraph (b) thereof the reference to "paragraphs (c) and (d) below" and substituting therefor the words "paragraphs (c), (d) and (e) below" and by adding a new paragraph (e) at the end thereof to read as follows:

                      (e) Notwithstanding paragraphs (a) and (b) above, pursuant to the Liability Management Transactions, (i) JSCE may acquire JSC RMMI and JSC AMMI as





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

               Subsidiaries, provided that JSCE shall pledge its Class A Common Stock in such Subsidiaries to the Collateral Agent for the benefit of the Secured Parties pursuant to the Pledge Agreement, but such Subsidiaries shall not be deemed to be Material Subsidiaries or required to comply with Section 6.10; (ii) SSCC may acquire JSC RMMI and JSC AMMI as Subsidiaries, provided that SSCC shall pledge its Class B Non-Voting Preferred Stock in such Subsidiaries to the Collateral Agent for the benefit of the Secured Parties pursuant to the Pledge Agreement; and (iii) JSCE may acquire the Class C Voting Preferred Stock of JSC RMMI and JSC AMMI and may sell such stock to any other Person for cash at fair value.

               (g) The Credit Agreement is further amended by adding a new
        Schedule 1.01(g) thereto in the form of Schedule 1.01(g) attached to this Amendment.

        SECTION 3. Further Amendment to the Credit Agreement. The Credit Agreement is, as of the Effective Date, hereby further amended as follows:

               (a) Section 7.01 is further amended by adding a new paragraph (q) at the end thereof to read as follows:

                      (q) Guarantees by the Borrower with respect to bonds
               issued to support the Borrower's workers' compensation and other obligations (other than Indebtedness) incurred in the ordinary course of business.

        SECTION 4. Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective upon the date (the "Effective Date") when each of the following conditions precedent has been satisfied:

               (a) each of SSCC, JSCE, the Borrower and the Required Lenders shall have executed and delivered this Amendment; and

               (b) SNC shall have executed and delivered the Reaffirmation of Guarantee attached hereto.

The consummation of the Liability Management Transactions (as described on Schedule 1.01(g) attached hereto) on or after the Effective Date shall be subject to the receipt by the Administrative Agent and the Collateral Agent of such additional Loan Documents, certificates, legal opinions and other documents as required by the Credit Agreement as amended hereby and as the Senior Managing Agents otherwise may reasonably request.

        SECTION 5. Representations and Warranties of the Borrower. The Borrower represents and warrants to the Lenders, the Senior Managing Agents, the Administrative Agent and the Collateral Agent as follows:




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

               (a) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects at and as of the date hereof as though made on and as of the date hereof (except to the extent specifically made with regard to a particular date).

               (b) No Default or Event of Default has occurred and is continuing.

               (c) The execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of the Loan Parties signatory hereto, and this Amendment has been duly executed and delivered by each such Loan Party and is a legal, valid and binding obligation of each such Loan Party enforceable against each such Loan Party in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

               (d) The execution, delivery and performance of this Amendment do not conflict with or result in a breach by any Loan Party signatory hereto of any term of any material contract, loan agreement, indenture or other agreement or instrument to which any such Loan Party is a party or is subject.

        SECTION 6. References to and Effect on the Credit Agreement.

               (a) On and after the Effective Date each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents (the "Ancillary Documents") delivered in connection with the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

               (b) Except as specifically amended above, the Credit Agreement, the Loan Documents and all other Ancillary Documents shall remain in full force and effect and are hereby ratified and confirmed.

               (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders, the Senior Managing Agents, the Administrative Agent or the Collateral Agent under the Credit Agreement, the Loan Documents or the Ancillary Documents.

               (d) The Loan Parties signatory hereto acknowledge and agree that this Amendment constitutes a "Loan Document" for purposes of the Credit Agreement.

        SECTION 7. Execution in Counterparts. This Amendment maybe executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. This Amendment






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

shall be binding upon the respective parties hereto upon the execution and delivery of this Amendment by SSCC, JSCE, the Borrower and the Required Lenders regardless of whether it has been executed and delivered by all of the Lenders. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

        SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

        SECTION 9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

        SECTION 10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                            [Signature Pages Follow]





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


        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                       SMURFIT-STONE CONTAINER
                                       CORPORATION (formerly named
                                       JEFFERSON SMURFIT CORPORATION)

                                       By: /s/Charles A. Hinrichs
                                          ______________________________________

                                       Name: Charles A. Hinrichs
                                            ____________________________________

                                       Title:   Vice President and Treasurer
                                              __________________________________


                                       JEFFERSON SMURFIT CORPORATION (U.S.)

                                       By: /s/Charles A. Hinrichs
                                          ______________________________________

                                       Name: Charles A. Hinrichs
                                            ____________________________________

                                       Title:   Vice President and Treasurer
                                              __________________________________

                                       JSCE, INC.

                                       By: /s/Charles A. Hinrichs
                                          ______________________________________

                                       Name: Charles A. Hinrichs
                                            ____________________________________

                                       Title:   Vice President and Treasurer
                                              __________________________________



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



                                       BANKERS TRUST COMPANY,

                                       individually and as Fronting Bank and
                                       Senior Managing Agent

                                       By: /s/Robert R. Telesca
                                          ______________________________________

                                       Name:  Robert R. Telesca
                                            ____________________________________

                                       Title: Assistant Vice President
                                              __________________________________





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


                                       THE CHASE MANHATTAN BANK, individually
                                       and as Administrative Agent, Collateral
                                       Agent and Senior Managing Agent

                                       By:  /s/Jonathan Twichell
                                          ______________________________________

                                       Name: Jonathan Twichell
                                            ____________________________________

                                       Title: Vice President
                                              __________________________________






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



                           REAFFIRMATION OF GUARANTEE

        The undersigned acknowledges the foregoing Amendment with respect to the Credit Agreement referred to therein, consents to the amendments set forth therein and hereby reaffirms its obligations under the Guarantee Agreement (as defined in the Credit Agreement).

Dated as of June 30, 1999

                                            SMURFIT NEWSPRINT CORPORATION

                                            By: /s/Charles A. Hinrichs
                                               _________________________________
                                            Name: Charles A. Hinrichs
                                                 _______________________________
                                            Title: Vice President and Treasurer
                                                  _____________________________



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